  FORM 8-K Cover Page
  Items Reported
  Signatures
  Exhibit Index

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   January 24, 2007

DOWNEY FINANCIAL CORP.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-13578 (Commission File Number)	33-0633413 (IRS Employer Identification Number)

3501 Jamboree Road Newport Beach, California (Address of principal executive offices)		92660 (Zip Code)

Registrant’s telephone number, including area code:   (949) 854-0300

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On January 24, 2007, upon the recommendation of the Compensation Committee, the Board of Directors of Downey Financial Corp. (the “Company”) approved (i) 2007 annual base salaries and 2007 target bonuses (expressed as a percentage of base salary and expected to be paid in early 2008) for the Company’s principal executive officer, principal financial officer and other named executives (as such term is used in the Company’s 2006 proxy statement) and (ii) bonus amounts for the Company’s named executives for performance in 2006. Exhibit 10.1 to this report sets forth the 2007 annual base salaries, 2007 target bonus levels, and the bonus amounts for performance in 2006 for the Company’s principal executive officer, principal financial officer and other named executives. The information set forth in Exhibit 10.1 is incorporated herein by reference.

On January 24, 2007, the Compensation Committee reviewed and the Board of Directors approved an Annual Incentive Plan for the Company for 2007. Individual performance objectives were established for all eligible participants in the Annual Incentive Plan based upon their individual responsibilities and the Company’s 2007 approved corporate performance target for net income. The bonus incentive targeted under the Annual Incentive Plan for the Company’s President (who is also the Chief Executive Officer) was targeted at 120% of his base salary. Bonus incentives for other executive officers and eligible participants of the Company and Downey Savings and Loan Association, F.A., a subsidiary of the Company, were targeted at between 50% and 100% of their base salary number. Pursuant to the Annual Incentive Plan, all of the above targeted bonus amounts may be adjusted based upon individual and corporate performance goals which provide for a potential bonus payment of up to 120% of an individual’s targeted bonus amount. However, to the extent that actual corporate performance is below 80% of the approved corporate performance goal, no bonus amounts are to be paid to participants pursuant to the Annual Incentive Plan unless otherwise approved in accordance Annual Incentive Plan.

Item 9.01 Financial Statements and Exhibits

Exhibits

10.1  Compensation Amounts for Named Executive Officers

10.2  Annual Incentive Plan for 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DOWNEY FINANCIAL CORP. (Registrant)

Date: January 29, 2007	By /s/ Jon A. MacDonald Jon A. MacDonald Corporate Secretary

EXHIBIT NUMBER	DESCRIPTION
10.1	Compensation Amounts for Named Executive Officers.
10.2	Annual Incentive Plan.